Exhibit 99.1
Motorola Announces Second-Quarter Financial Results
•	Second-quarter sales of $8.1 billion

•	Second-quarter results exceed expectations

•	Positive operating cash flow of $204 million; ended the quarter with a net cash position of $3.6 billion

•	Home and Networks Mobility sales growth of 7 percent and operating earnings growth of 28 percent as compared to the second quarter of last year

•	Enterprise Mobility Solutions sales growth of 6 percent and operating earnings growth of 24 percent as compared to the second quarter of last year

•	Mobile Devices shipped 28.1 million handsets, and maintained handset market share
SCHAUMBURG, Ill. — July 31, 2008 — Motorola, Inc. (NYSE: MOT) today reported sales of $8.1 billion in the second quarter of 2008. GAAP net earnings from continuing operations in the second quarter of 2008 were $4 million, or $0.00 per share. This included net charges of $0.02 per share from highlighted items which are listed in the table at the end of the press release.
The Company had positive operating cash flow of $204 million and ended the quarter with a net cash* position of $3.6 billion and a total cash** position of $7.8 billion.
“Motorola’s Home and Networks Mobility and Enterprise Mobility Solutions segments delivered strong results in the second quarter, driven by sales growth and operating margin expansion. These segments are well positioned to continue generating year-over-year sales and margin growth during the second half,” said Greg Brown, Motorola president and chief executive officer. “In the Mobile Devices segment, we launched ten new products and maintained market share, compared with the first quarter, while continuing to invest in our product portfolio. We also made progress on our plans to separate Motorola into two independent, publicly traded companies, generated positive operating cash flow and reduced our cost structure.”
Operating Results
Mobile Devices segment sales were $3.3 billion, down 22 percent compared to the year-ago quarter. The segment reported an operating loss of $346 million, compared to an operating loss of $332 million in the year-ago quarter.

Mobile Devices highlights:
•	Shipped 28.1 million handsets, and maintained its share of the global handset market

•	Launched ten new products to key markets around the globe, which included new 3G devices and the ROKR E8 that strengthened our music franchise with its innovative, ModeShift™ morphing technology

•	Refreshed the highly successful MING series, which has already sold 8 million handsets, by launching three touch screen handsets — MING A1600 and MING A1800, as well as the MOTO A810

•	Continued market share leadership in North America, with strong performance from W755

•	Continued strength in Latin America, maintaining a leading market position due to the strong performance within our music portfolio

•	Earlier this week began shipping the MOTOZINE ZN5, a superior imaging experience developed collaboratively with Kodak, which enables consumers to easily shoot, edit and share their pictures
Home and Networks Mobility segment sales were $2.7 billion, up 7 percent compared to the year-ago quarter. Operating earnings were $245 million, which represents an increase of 28 percent as compared to operating earnings of $191 million in the year-ago quarter.
Home and Networks Mobility highlights:
•	Operating margin expansion year-over-year from 7.4 percent of sales to 8.9 percent of sales

•	Record sales in Home, driven by shipments of 4.9 million digital entertainment devices, due to continued strong demand for HD, HD/DVR and IPTV devices

•	Consumer demand for HD content continued to drive the uptake of MPEG-4. This quarter we added DirectTV, HBO LatAM and Starz to the lineup of programmers and service providers transitioning from MPEG-2

•	DOCSIS® 3.0 momentum with certification for multiple Motorola cable modems, bronze qualification for the BSR 64000 cable modem termination system edge route, as well as customer deployment with J-Com in Japan

•	Momentum in WiMAX continued and Motorola now has 19 contracts for commercial WiMAX systems in 16 countries
Enterprise Mobility Solutions segment sales were $2.0 billion, up 6 percent compared to the year-ago quarter. Operating earnings increased to $377 million, which represents an increase of 24 percent as compared to operating earnings of $303 million in the year-ago quarter.

Enterprise Mobility Solutions highlights:
•	Operating margin expansion year-over-year from 15.8 percent of sales to 18.5 percent of sales

•	Strong international demand continued in the enterprise and public safety markets, as sales outside of North America grew by approximately 21 percent compared to the year-ago quarter

•	Launched the MC75 Rugged Enterprise Digital Assistant, the first size-optimized rugged mobile computer with 3G WAN (HSDPA and EVDO rev A) and integrated GPS navigation

•	Key international systems wins, including digital communications awards from Shanghai Metro and Beijing Police

•	After the end of the quarter, signed a definitive agreement to acquire AirDefense, a leading wireless LAN security provider
Third-Quarter and Full Year 2008 Outlook
The Company expects to report earnings from continuing operations in the range of $0.00 to $0.02 per share in the third quarter of 2008 and earnings from continuing operations of $0.06 to $0.08 per share for the full year. This outlook excludes any reorganization of business charges associated with the Company’s operating expense reduction initiatives, as well as any other items of the variety highlighted by the Company in its quarterly earnings releases.
Consolidated GAAP Results
A comparison of results from operations is as follows:

	Second Quarter
(In millions, except per share amounts)	2008	2007

Net sales	$8,082	$8,732
Gross margin	2,325	2,453
Operating earnings (loss)	5	(158)
Earnings (loss) from continuing operations	4	(38)
Net earnings (loss)	4	(28)
Diluted earnings (loss) per common share:
Continuing operations	$0.00	$(0.02)
Discontinued operations	—	0.01

	$0.00	$(0.01)

Weighted average diluted common shares outstanding	2,269.5	2,296.3

Highlighted Items

EPS Impact
Exp/(Inc)

Investment impairment	$0.03
Legal settlement	0.01
Separation-related transaction costs	0.01
Reorganization of business charges	0.01
Gain on the sale of an investment	(0.01)
Tax-related benefit	(0.03)

$0.02

Conference Call and Webcast
Motorola will host its quarterly conference call beginning at 8:00 a.m. Eastern Time (USA) on Thursday, July 31, 2008. The conference call will be web-cast live with audio and slides at www.motorola.com/investor.
Definitions
*	Net Cash equals Total Cash minus Notes payable and current portion of long-term debt minus Long-term debt.
**	Total Cash equals Cash and cash equivalents plus Sigma Fund (current and non-current) plus Short-term investments.
Business Risks
This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, Motorola’s financial outlook for the third quarter and full year of 2008, and the impact of pending transactions. Motorola cautions the reader that the risk factors below, as well as those on pages 18 through 27 in Item 1A of Motorola’s 2007 Annual Report on Form 10-K and in its other SEC filings, could cause Motorola’s actual results to differ materially from those estimated or predicted in the forward-looking statements. Factors that may impact forward-looking statements include, but are not limited to: (1) the Company’s ability to improve financial performance and increase market share in its Mobile Devices business; (2) the level of demand for the Company’s products; (3) the Company’s ability to introduce new products and technologies in a timely manner; (4) the possible negative effects on the Company’s business operations, financial performance or assets as it moves forward with plans to create two independent, publicly traded companies; (5) unexpected negative consequences from the Company’s ongoing restructuring and cost-reduction activities; (6) the uncertainty of current economic and political conditions, as well as the economic outlook for the telecommunications and broadband industries; (7) the Company’s ability to purchase sufficient materials, parts and components to meet customer demand; (8) risks related to dependence on certain key suppliers; (9) the impact on the Company’s performance and financial results from strategic acquisitions or divestitures, including those that may occur in the future; (10) risks related to the Company’s high volume of manufacturing and sales in Asia; (11) the creditworthiness of the Company’s customers and distributors, particularly purchasers of large infrastructure systems; (12) variability in income received from licensing the Company’s intellectual property to others, as well as expenses incurred when the Company licenses intellectual property from others; (13) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (14) the impact on the Company from volatility in the commercial paper, debt and equity markets; (15) the impact of foreign currency fluctuations; (16) the impact on the Company from continuing hostilities in other countries; (17) the impact on the Company from ongoing consolidation in the telecommunications and broadband industries; (18) the impact of changes in governmental policies, laws or regulations; (19) the outcome of currently ongoing and future tax matters; and (20) negative consequences from the Company’s outsourcing of various activities, including certain manufacturing, information technology and administrative functions. Motorola undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.
About Motorola
Motorola is known around the world for innovation in communications. The company develops technologies, products and services that make mobile experiences possible. Our portfolio includes communications infrastructure, enterprise mobility solutions, digital set-tops, cable modems, mobile devices and Bluetooth accessories. Motorola is committed to delivering next generation communication solutions to people, businesses and governments. A Fortune 100 company with global presence and impact, Motorola had sales of US $36.6 billion in 2007. For more information about our company, our people and our innovations, please visit http://www.motorola.com.
# # #
Media Contact:
Jennifer Erickson
Motorola, Inc.
+1 847-435-5320
jennifer.erickson@motorola.com
Investor Contact:
Dean Lindroth
Motorola, Inc.
+1 847-576-6899
dean.lindroth@motorola.com

Motorola, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)

	Three Months Ended
	June 28, 2008	March 29, 2008	June 30, 2007
Net sales	$8,082	$7,448	$8,732
Costs of sales	5,757	5,303	6,279

Gross margin	2,325	2,145	2,453

Selling, general and administrative expenses	1,115	1,183	1,296
Research and development expenditures	1,048	1,054	1,115
Separation-related transaction costs	20	—	—
Other charges (income)	56	94	103
Intangibles amortization and IPR&D	81	83	97

Operating earnings (loss)	5	(269)	(158)

Other income (expense):
Interest income (expense), net	(10)	(2)	32
Gains on sales of investments and businesses, net	39	19	5
Other	(85)	(9)	17

Total other income (expense)	(56)	8	54

Loss from continuing operations before income taxes	(51)	(261)	(104)

Income tax benefit	(55)	(67)	(66)

Earnings (loss) from continuing operations	4	(194)	(38)

Earnings from discontinued operations, net of tax	—	—	10

Net earnings (loss)	$4	$(194)	$(28)

Earnings (loss) per common share
Basic:
Continuing operations	$0.00	$(0.09)	$(0.02)
Discontinued operations	—	—	0.01

	$0.00	$(0.09)	$(0.01)

Diluted:
Continuing operations	$0.00	$(0.09)	$(0.02)
Discontinued operations	—	—	0.01

	$0.00	$(0.09)	$(0.01)

Weighted average common shares outstanding
Basic	2,262.6	2,257.0	2,296.3
Diluted	2,269.5	2,257.0	2,296.3

Dividends paid per share	$0.05	$0.05	$0.05

	Percentage of Net Sales*
Net sales	100%	100%	100%
Costs of sales	71.2%	71.2%	71.9%

Gross margin	28.8%	28.8%	28.1%

Selling, general and administrative expenses	13.8%	15.9%	14.8%
Research and development expenditures	13.0%	14.2%	12.8%
Separation-related transaction costs	0.2%	0.0%	0.0%
Other charges (income)	0.7%	1.3%	1.2%
Intangibles amortization and IPR&D	1.0%	1.1%	1.1%

Operating earnings (loss)	0.1%	-3.6%	-1.8%

Other income (expense):
Interest income (expense), net	-0.1%	0.0%	0.4%
Gains on sales of investments and businesses, net	0.5%	0.3%	0.1%
Other	-1.1%	-0.1%	0.2%

Total other income (expense)	-0.7%	0.1%	0.6%

Loss from continuing operations before income taxes	-0.6%	-3.5%	-1.2%
Income tax benefit	-0.7%	-0.9%	-0.8%

Earnings (loss) from continuing operations	0.0%	-2.6%	-0.4%

Earnings from discontinued operations, net of tax	0.0%	0.0%	0.1%

Net earnings (loss)	0.0%	-2.6%	-0.3%

*	Percents may not add up due to rounding

Motorola, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)

	Six Months Ended
	June 28, 2008	June 30, 2007
Net sales	$15,530	$18,165
Costs of sales	11,060	13,258

Gross margin	4,470	4,907

Selling, general and administrative expenses	2,298	2,609
Research and development expenditures	2,102	2,232
Separation-related transaction costs	20	—
Other charges (income)	150	303
Intangibles amortization and IPR&D	164	287

Operating loss	(264)	(524)

Other income (expense):
Interest income (expense), net	(12)	73
Gains on sales of investments and businesses, net	58	4
Other	(94)	16

Total other income (expense)	(48)	93

Loss from continuing operations before income taxes	(312)	(431)

Income tax benefit	(122)	(175)

Loss from continuing operations	(190)	(256)

Earnings from discontinued operations, net of tax	—	47

Net loss	$(190)	$(209)

Earnings (loss) per common share
Basic:
Continuing operations	$(0.08)	$(0.11)
Discontinued operations	—	0.02

	$(0.08)	$(0.09)

Diluted:
Continuing operations	$(0.08)	$(0.11)
Discontinued operations	—	0.02

	$(0.08)	$(0.09)

Weighted average common shares outstanding
Basic	2,260.5	2,337.1
Diluted	2,260.5	2,337.1

Dividends paid per share	$0.10	$0.10

	Percentage of Net Sales*
Net sales	100%	100%
Costs of sales	71.2%	73.0%

Gross margin	28.8%	27.0%

Selling, general and administrative expenses	14.8%	14.4%
Research and development expenditures	13.5%	12.3%
Separation-related transaction costs	0.1%	0.0%
Other charges (income)	1.0%	1.7%
Intangibles amortization and IPR&D	1.1%	1.6%

Operating loss	-1.7%	-2.9%

Other income (expense):
Interest income (expense), net	-0.1%	0.4%
Gains on sales of investments and businesses, net	0.4%	0.0%
Other	-0.6%	0.1%

Total other income (expense)	-0.3%	0.5%

Loss from continuing operations before income taxes	-2.0%	-2.4%
Income tax benefit	-0.8%	-1.0%

Loss from continuing operations	-1.2%	-1.4%

Earnings from discontinued operations, net of tax	0.0%	0.3%

Net loss	-1.2%	-1.2%

*	Percents may not add up due to rounding

Motorola, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)

	June 28,	March 29,	June 30,
	2008	2008	2007
Assets
Cash and cash equivalents	$2,757	$2,693	$2,770
Sigma Fund	3,856	3,890	4,858
Short-term investments	595	465	1,063
Accounts receivable, net	4,495	4,770	5,492
Inventories, net	2,758	2,941	3,016
Deferred income taxes	1,882	1,951	1,930
Other current assets	3,876	3,773	2,680

Total current assets	20,219	20,483	21,809

Property, plant and equipment, net	2,575	2,577	2,586
Sigma Fund	555	673	—
Investments	746	801	952
Deferred income taxes	3,074	2,679	2,157
Goodwill	4,358	4,517	4,589
Other assets	2,212	2,403	2,520

Total assets	$33,739	$34,133	$34,613

Liabilities and Stockholders’ Equity
Notes payable and current portion of long-term debt	$145	$174	$1,775
Accounts payable	3,806	3,660	3,493
Accrued liabilities	7,623	7,942	7,608

Total current liabilities	11,574	11,776	12,876

Long-term debt	3,971	4,074	2,590
Other liabilities	2,990	3,103	4,184

Stockholders’ equity	15,204	15,180	14,963

Total liabilities and stockholders’ equity	$33,739	$34,133	$34,613

Financial Ratios*:
Days Sales Outstanding (including net Long-term receivables)	50	58	57
Cash Conversion Cycle	34	46	50
ROIC	3%	3%	13%
Net Cash	$3,647	$3,473	$4,326

*	Defined in the Financial Ratios Definitions table

Motorola, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended
	June 28, 2008	March 29, 2008	June 30, 2007
Operating
Net earnings (loss)	$4	$(194)	$(28)
Less: Earnings from discontinued operations	—	—	10

Earnings (loss) from continuing operations	4	(194)	(38)
Adjustments to reconcile earnings (loss) from continuing operations to net cash provided by (used for) operating activities:
Depreciation and amortization	212	204	227
Deferred income taxes	(192)	(278)	(194)
Other, net	166	58	99
Changes in operating assets and liabilities, net	14	(133)	(129)

Net cash provided by (used for) operating activities from continuing operations	204	(343)	(35)

Investing
Acquisitions and investments, net	(34)	(140)	(106)
Proceeds from sales of investments and businesses	132	21	11
Capital expenditures	(120)	(111)	(178)
Proceeds from sales of Sigma Fund investments, net	156	631	559
Other, net	(130)	152	(243)

Net cash provided by investing activities from continuing operations	4	553	43

Financing
Issuance of common stock	76	6	166
Purchase of common stock	—	(138)	—
Other, net	(146)	(283)	(144)

Net cash provided by (used for) financing activities from continuing operations	(70)	(415)	22

Effect of exchange rate changes on cash and cash equivalents from continuing operations	(74)	146	3
Net cash provided by (used for) discontinued operations	—	—	—

Net increase (decrease) in cash and cash equivalents	64	(59)	33
Cash and cash equivalents, beginning of period	2,693	2,752	2,737

Cash and cash equivalents, end of period	$2,757	$2,693	$2,770

Motorola, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)

	Six Months Ended
	June 28, 2008	June 30, 2007
Operating
Net loss	$(190)	$(209)
Less: Earnings from discontinued operations	—	47

Loss from continuing operations	(190)	(256)
Adjustments to reconcile loss from continuing operations to net cash used for operating activities:
Depreciation and amortization	416	446
Deferred income taxes	(470)	(375)
Other, net	224	285
Changes in operating assets and liabilities, net	(119)	(127)

Net cash used for operating activities from continuing operations	(139)	(27)

Investing
Acquisitions and investments, net	(174)	(4,237)
Proceeds from sales of investments and businesses	153	61
Capital expenditures	(231)	(270)
Proceeds from sales of Sigma Fund investments, net	787	7,346
Other, net	22	(370)

Net cash provided by investing activities from continuing operations	557	2,530

Financing
Issuance of common stock	82	212
Purchase of common stock	(138)	(2,360)
Other, net	(429)	(359)

Net cash used for financing activities from continuing operations	(485)	(2,507)

Effect of exchange rate changes on cash and cash equivalents from continuing operations	72	(42)
Net cash provided by (used for) discontinued operations	—	—

Net increase (decrease) in cash and cash equivalents	5	(46)
Cash and cash equivalents, beginning of period	2,752	2,816

Cash and cash equivalents, end of period	$2,757	$2,770

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Summarized below are the Company’s Net sales by reportable business segment for the three and six months ended June 28, 2008 and June 30, 2007.

	Net Sales
	Three Months Ended	Three Months Ended	% Change from
	June 28, 2008	June 30, 2007	2007
Mobile Devices	$3,334	$4,273	-22%
Home and Networks Mobility	2,738	2,564	7%
Enterprise Mobility Solutions	2,042	1,920	6%

Segment Totals	8,114	8,757	-7%
Other and Eliminations	(32)	(25)	28%

Company Totals	$8,082	$8,732	-7%

	Net Sales
	Six Months Ended	Six Months Ended	% Change from
	June 28, 2008	June 30, 2007	2007
Mobile Devices	$6,633	$9,681	-31%
Home and Networks Mobility	5,121	4,901	4%
Enterprise Mobility Solutions	3,848	3,637	6%

Segment Totals	15,602	18,219	-14%
Other and Eliminations	(72)	(54)	33%

Company Totals	$15,530	$18,165	-15%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Summarized below are the Company’s Operating earnings (loss) by reportable business segment for the three and six months ended June 28, 2008 and June 30, 2007.

	Operating Earnings (Loss)
	Three Months Ended	Three Months Ended
	June 28, 2008	June 30, 2007
Mobile Devices	$(346)	$(332)
Home and Networks Mobility	245	191
Enterprise Mobility Solutions	377	303

Segment Totals	276	162
Other and Eliminations	(271)	(320)

Company Totals	$5	$(158)

	Operating Earnings (Loss)
	Six Months Ended	Six Months Ended
	June 28, 2008	June 30, 2007
Mobile Devices	$(764)	$(565)
Home and Networks Mobility	398	358
Enterprise Mobility Solutions	627	434

Segment Totals	261	227
Other and Eliminations	(525)	(751)

Company Totals	$(264)	$(524)

Motorola, Inc. and Subsidiaries
Financial Ratios Definitions
Net Cash
Net Cash = Cash and cash equivalents + Sigma Fund (current and non-current) + Short-term investments - Note payable and current portion of long-term debt - Long-term Debt
Cash Conversion Cycle
Cash Conversion Cycle = DSO + DIO – DPO
   Days sales outstanding (DSO) = (Accounts receivable + Long-term receivables) / (Three months of Net sales / 90)
   Days sales in inventory (DSI) = Inventory / (Three months of Cost of sales / 90)
   Days payable outstanding (DPO) = Accounts payable / (Three months of Cost of sales / 90)
Return on Invested Capital (ROIC)

Rolling ROIC =	(12 mth rolling Operating earnings (loss) excluding highlighted items and including Foreign currency gain/(loss)) tax affected

4 quarter average of (Stockholders’ equity + Total debt* - Excess cash**)

* Total debt =	Note payable and current portion of long-term debt + Long-term Debt
** Excess cash =	Rolling 4 quarter average of (Cash and cash equivalents + Sigma Fund (current and non-current) + Short-term investments) - 5% of rolling Net sales